Exhibit 10.3

SECOND AMENDMENT TO

EXECUTIVE AGREEMENT

THIS SECOND AMENDMENT TO EXECUTIVE AGREEMENT (“Second Amendment”) is entered into and effective on October 1, 2020 (the “Effective Date”) by and between Penn National Gaming, Inc., a Pennsylvania corporation (the “Company”), and Carl Sottosanti, an individual (“Executive”), with respect to the following facts and circumstances:

RECITALS

The Company and Executive entered into an Executive Agreement on December 10, 2018 and effective as of December 13, 2018, as amended by the Amendment dated March 27, 2020 and effective as of April 1, 2020 (as amended, the “Agreement”).

The Company and Executive desire to further amend the Agreement pursuant to the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements set forth herein, the parties hereto agree as follows:

AMENDMENTS

1.               As of the Effective Date, the second paragraph of Section 1 of the Agreement (Term and Compensation) is hereby deleted in its entirety and replaced with the following second paragraph to Section 1 (Term and Compensation):

“Executive’s base salary shall be $695,250 effective on October 1, 2020 and thereafter; provided that the Compensation Committee of the Company shall have discretion to increase the base salary during the term of this Agreement.”

2.               Except as modified herein, all other terms of the Agreement shall remain in full force and effect. In the event of a conflict between the terms of the Agreement and this Second Amendment, the terms of this Second Amendment shall apply. No modification may be made to the Agreement or this Second Amendment except in writing and signed by both the Company and Executive.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.

EXECUTIVE	PENN NATIONAL GAMING, INC.

/s/ Carl Sottosanti	By:	/s/ Jay A. Snowden
Carl Sottosanti		Jay A. Snowden,
President and Chief Executive Officer